State Auto Financial reports fourth quarter and year end 2017 results
•Quarterly loss of $0.14 per share
•Quarterly GAAP combined ratio of 100.9
•Return on equity of (1.2)%
•Book value per share of $20.76

COLUMBUS, OHIO - February 20, 2018 - State Auto Financial Corporation (NASDAQ:STFC) today reported a fourth quarter 2017 net loss of $5.8 million, or $0.14 per diluted share, versus net income of $32.5 million, or $0.77 per diluted share, for the fourth quarter of 2016. Net loss from operations1 per diluted share for the fourth quarter 2017 was $0.46 versus net income from operations1 per diluted share of $0.46 for the same 2016 period.
For the year ended 2017, STFC had a net loss of $10.7 million, or $0.25 per diluted share, compared to net income of $21.0 million, or $0.50 per diluted share, for the same 2016 period. Net loss from operations1 per diluted share for the year ended Dec. 31, 2017 was $1.26 versus net loss from operations1 per diluted share of $0.07 for the same 2016 period.
The fourth quarter and year ended 2017 net loss and net loss from operations included a charge of $36.4 million, or $0.86 per diluted share, related to the enactment of the Tax Cuts and Jobs Act of 2017 (TCJA).
GAAP Operating Results
STFC’s GAAP combined ratio for the fourth quarter 2017 was 100.9 compared to 101.3 for the same 2016 period. Catastrophe losses during the fourth quarter 2017 accounted for 2.6 points of the 62.9 total loss ratio points, or $8.3 million, versus 5.0 points of the total 68.6 loss ratio points, or $16.2 million, for the same period in 2016. Non-catastrophe losses during the fourth quarter 2017 included 3.7 points of favorable development relating to prior years, or $11.8 million, versus 1.9 points, or $6.3 million, for the same period in 2016.
Net written premium for the fourth quarter of 2017 decreased 2.1% compared to the same period in 2016. By segment, net written premium for personal increased 19.1% and commercial and specialty decreased 1.4% and 51.0%, respectively. The personal segment increase was primarily due to rate actions taken to improve the profitability in personal auto and a higher level of new business policies for the fourth quarter 2017 compared to the fourth quarter 2016. The decrease in the commercial segment was primarily driven by actions taken to improve commercial auto profitability and a reduction in workers’ compensation due to the softening market conditions during the fourth quarter 2017 compared to the fourth quarter 2016. The decline in the specialty segment was primarily due to our decision to exit specialty business.
STFC’s GAAP combined ratio for the year ended 2017 was 107.7 compared to 106.2 for the same 2016 period. Catastrophe losses increased the loss ratio for the year ended 2017 by 9.7 points, or $124.0 million, compared to 6.3 points, or $81.6 million for the year ended 2016. Non-catastrophe losses for the year ended 2017 included 3.5 points of favorable development relating to prior years, or $44.6 million, versus 2.2 points of adverse development, or $28.4 million, for the same period in 2016.
Net written premium for the year ended 2017 decreased 1.9% compared to the same 2016 period. By segment, net written premium for personal increased 5.7% and commercial and specialty decreased 1.3% and 19.7%, respectively. The segment trends were due to the same factors discussed above.

Personal and Commercial Statutory Operating Results
STFC previously announced its decision to exit the specialty insurance segment and identified its continuing operations as the personal and commercial insurance segments. The statutory personal and commercial combined ratio2 for the fourth quarter 2017 was 97.1 compared to 96.7 for the same 2016 period. Catastrophe losses during the fourth quarter 2017 accounted for 0.4 points of the 59.2 total loss ratio points, or $1.1 million, versus 3.6 points of the total 63.9 points or $9.3 million for the same period in 2016. Non-catastrophe losses during the fourth quarter 2017 included 5.2 points of favorable development relating to prior years, or $13.7 million, versus 3.0 points or $7.8 million, for the same period in 2016.
The statutory personal and commercial combined ratio2 for the year ended 2017 was 102.3 compared to 104.5 for the same 2016 period. Catastrophe losses increased the loss ratio for the year ended 2017 by 6.8 points, or $70.1 million, compared to 7.0 points, or $74.1 million for the year ended 2016. Non-catastrophe losses for the year ended 2017 included 4.7 points of favorable development relating to prior years, or $48.8 million, versus adverse development of 0.6 points or $6.8 million, for the same period in 2016.
Book Value and Return on Equity
STFC’s book value was $20.76 per share as of Dec. 31, 2017, a decrease of $0.52 per share from STFC’s book value on Sept. 30, 2017. The decrease was primarily driven by the revaluation of our net deferred tax asset due to the enactment of the TCJA. Return on stockholders’ equity for the twelve months ended December 31, 2017, was (1.2)% compared to 2.4% for the twelve months ended December 31, 2016.
STFC’s Chairman, President and CEO Mike LaRocco commented on the quarter and year as follows:
“2017 was the year in which State Auto’s turnaround began to take hold. We delivered profitable fourth quarter results in our personal and commercial lines of business, with a statutory combined ratio of 97.1. Loss ratios in personal and commercial auto continued to improve as a result of actions we’ve taken around rates, underwriting and claims handling practices. These efforts take time to earn out in the numbers, but we have the processes and people in place to maintain our focus on improving profitability.
“Retention in our personal auto and homeowners lines declined as a result of the rate actions, but we know we can’t afford to knowingly write risks at an unprofitable rate. And while our loss ratio improved in our largest line, personal auto, our expense ratio was elevated in the fourth quarter due to continued investment in our digital technology platform and foundation and timing and changes in our agent bonus compensation plan.
“Our technology investment is critical if we’re to become more efficient as we grow profitably. In the fourth quarter, we continued the rollout of State Auto Connect for personal lines and successfully rolled out State Auto Connect for our business owners policy (BOP) and commercial auto in four states. Our decision to go completely digital is paying off, with approximately a 37% increase in new business and record quote volumes for the year in our personal lines. For the first time in eight years, we grew the number of homeowners policies written, and we ended 2017 with four straight months of auto policy count growth.
“In our continuing businesses the full year statutory combined ratio was 102.3. In late 2017, we made the tough call to exit the specialty segment. I’m pleased to say we’ve made progress toward completing agreements to exit all our lines except E&S property, which we placed in run-off in November.
“We accomplished a great deal in 2017, and I’m very proud of our team’s efforts that moved us even closer to delivering profitable growth for our policyholders and shareholders.”

About State Auto Financial Corporation
State Auto Financial Corporation, headquartered in Columbus, Ohio, is a super regional property and casualty insurance holding company and is proud to be a Trusted Choice® company partner. STFC stock is traded on the NASDAQ Global Select Market, which represents the top fourth of all NASDAQ listed companies.
The insurance subsidiaries of State Auto Financial Corporation are part of the State Auto Group. The State Auto Group markets its insurance products throughout the United States, through independent insurance agencies, which include retail agencies and wholesale brokers. The State Auto Group is rated A- (Excellent) by the A.M. Best Company and includes State Automobile Mutual, State Auto Property & Casualty, State Auto Ohio, State Auto Wisconsin, Milbank, Meridian Security, Patrons Mutual, Rockhill Insurance, Plaza Insurance, American Compensation and Bloomington Compensation. Additional information on State Auto Financial Corporation and the State Auto Insurance Companies can be found online at http://www.StateAuto.com/STFC.
1 Net income (loss) from operations, a non-GAAP financial measure which management believes is informative to Company management and investors, differs from GAAP net income (loss) only by the exclusion of realized capital gains and (losses), net of applicable taxes, on investment activity for the periods being reported. For STFC, this amounted to income of $0.32 per diluted share for the fourth quarter 2017 and income of $1.01 year to date 2017 versus income of $0.31 per diluted share for the fourth quarter 2016 and income of $0.57 year to date 2016.
2The statutory personal and commercial combined ratio is a measure used by management to evaluate STFC’s operating performance for its ongoing operations. Details behind the compilation of these results can be found on page 19 of this release.
STFC has scheduled a conference call with interested investors for Tuesday, Feb. 20, at 11 a.m. ET to discuss the Company’s fourth quarter 2017 performance. Live and archived broadcasts of the call can be accessed at http://www.StateAuto.com/STFC. A replay of the call can be heard beginning at 2 p.m., Feb. 20, by calling 855-859-2056, conference ID 51534854. Supplemental schedules detailing the Company’s fourth quarter 2017 financial, sales and underwriting results are made available on http://www.StateAuto.com/STFC prior to the conference call.

* * * * * *
Except for historical information, all other information in this news release consists of forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those projected, anticipated or implied. The most significant of these uncertainties are described in State Auto Financial's Form 10-K and Form 10-Q reports and exhibits to those reports, and include (but are not limited to) legislative changes at both the state and federal level, state and federal regulatory rule making promulgations and adjudications, class action litigation involving the insurance industry and judicial decisions affecting claims, policy coverages and the general costs of doing business, the impact of competition on products and pricing, inflation in the costs of the products and services insurance pays for, product development, geographic spread of risk, weather and weather-related events, and other types of catastrophic events. State Auto Financial undertakes no obligation to update or revise any forward-looking statements.

CONTACTS
Media contact: Kyle Anderson, Kyle.Anderson@StateAuto.com, 614-917-5497
Investor contact: Tara Shull, Tara.Shull@StateAuto.com, 614-917-4478

STATE AUTO FINANCIAL CORPORATION AND SUBSIDIARIES

Selected Consolidated Financial Data
($ in millions, except per share amounts)
(unaudited)	Three months ended December 31		Year ended December 31
	2017	2016	2017	2016
Net premiums written	$300.7	$307.1	$1,269.3	$1,293.3

Earned premiums	318.7	323.8	1,275.1	1,291.9
Net investment income	22.3	20.6	78.8	74.7
Net realized gain on investments	21.3	19.9	65.1	36.5
Other income	0.6	0.6	2.3	2.3
Total revenue	362.9	364.9	1,421.3	1,405.4

Income before federal income taxes	37.9	33.1	33.4	19.2

Federal income tax expense (benefit)	43.7	0.6	44.1	(1.8)
Net (loss) income	$(5.8)	$32.5	$(10.7)	$21.0

(Loss) earnings per common share:
- basic	$(0.14)	$0.78	$(0.25)	$0.50
- diluted	$(0.14)	$0.77	$(0.25)	$0.50
(Loss) earnings per share from operations (A):
- basic	$(0.46)	$0.47	$(1.26)	$(0.07)
- diluted	$(0.46)	$0.46	$(1.26)	$(0.07)
Weighted average shares outstanding:
- basic	42.3	41.7	42.1	41.6
- diluted	42.3	42.2	42.1	42.0
Return on average equity (LTM)	(1.2)%	2.4%
Book value per share	$20.76	$21.31
Dividends paid per share	$0.10	$0.10	$0.40	$0.40
Total shares outstanding	42.4	41.8

GAAP ratios:
Cat loss and ALAE ratio	2.6	5.0	9.7	6.3
Non-cat loss and LAE ratio	60.3	63.6	62.3	66.6
Loss and LAE ratio	62.9	68.6	72.0	72.9
Expense ratio	38.0	32.7	35.7	33.3
Combined ratio	100.9	101.3	107.7	106.2

(A) Reconciliation of non-GAAP financial measure:
Net (loss) income from operations:
Net (loss) income	$(5.8)	$32.5	$(10.7)	$21.0
Less net realized gain on investments,
less applicable federal income taxes	13.8	12.9	42.3	23.7
Net (loss) income from operations	$(19.6)	$19.6	$(53.0)	$(2.7)

STATE AUTO FINANCIAL CORPORATION AND SUBSIDIARIES

Condensed Consolidated Balance Sheets
($ and shares in millions, except per share amounts)
(unaudited)	December 31	December 31
	2017	2016
ASSETS
Fixed maturities, available-for-sale, at fair value (amortized cost $2,173.1 and $2,095.9, respectively)	$2,192.8	$2,109.3
Equity securities, available-for-sale, at fair value (cost $318.6 and $323.1, respectively)	365.3	382.8
Other invested assets, available-for-sale, at fair value (cost $25.8 and $25.5, respectively)	56.0	45.1
Other invested assets	5.6	5.4
Notes receivable from affiliate	70.0	70.0
Total investments	2,689.7	2,612.6

Cash and cash equivalents	91.5	51.1
Accrued investment income and other assets	36.5	40.0
Deferred policy acquisition costs	117.8	129.8
Reinsurance recoverable on losses and loss expenses payable	3.1	3.6
Prepaid reinsurance premiums	6.4	6.1
Current federal income taxes	4.8	6.7
Net deferred federal income taxes	57.2	102.1
Property and equipment, net	7.3	7.4
Total assets	$3,014.3	$2,959.4

LIABILITIES
Losses and loss expenses payable	$1,255.6	$1,181.6
Unearned premiums	611.8	617.8
Notes payable (affiliates $15.2 and $15.2, respectively)	122.1	122.1
Pension and postretirement benefits	64.5	74.4
Due to affiliate	2.7	2.4
Other liabilities	76.7	69.8
Total liabilities	2,133.4	2,068.1

STOCKHOLDERS' EQUITY
Common stock, without par value. Authorized 100.0 shares; 49.2 and 48.6 shares issued, respectively, at stated value of $2.50 per share	123.0	121.6
Treasury stock, 6.8 and 6.8 shares, respectively, at cost	(116.8)	(116.5)
Additional paid-in capital	171.8	159.9
Accumulated other comprehensive income	36.7	32.5
Retained earnings	666.2	693.8
Total stockholders’ equity	880.9	891.3
Total liabilities and stockholders’ equity	$3,014.3	$2,959.4

STATE AUTO FINANCIAL CORPORATION AND SUBSIDIARIES

Condensed Consolidated Statements of Income
($ in millions, except per share amounts)
(unaudited)	Three months ended December 31		Year ended December 31
	2017	2016	2017	2016
Earned premiums	$318.7	$323.8	$1,275.1	$1,291.9
Net investment income	22.3	20.6	78.8	74.7
Net realized gain on investments	21.3	19.9	65.1	36.5
Other income from affiliates	0.6	0.6	2.3	2.3
Total revenues	362.9	364.9	1,421.3	1,405.4

Losses and loss expenses	200.4	222.2	918.3	942.4
Acquisition and operating expenses	121.0	105.8	455.8	430.4
Interest expense	1.5	1.4	5.9	5.5
Other expenses	2.1	2.4	7.9	7.9
Total expenses	325.0	331.8	1,387.9	1,386.2

Income before federal income taxes	37.9	33.1	33.4	19.2
Federal income tax expense (benefit):
Current	0.4	(0.2)	0.4	(1.7)
Deferred	43.3	0.8	43.7	(0.1)
Federal income tax expense (benefit)	43.7	0.6	44.1	(1.8)
Net (loss) income	$(5.8)	$32.5	$(10.7)	$21.0
(Loss) earnings per common share:
Basic	$(0.14)	$0.78	$(0.25)	$0.50
Diluted	$(0.14)	$0.77	$(0.25)	$0.50
Dividends paid per common share	$0.10	$0.10	$0.40	$0.40

STATE AUTO FINANCIAL CORPORATION AND SUBSIDIARIES

Consolidated Statements of Comprehensive Income
($ in millions)
(unaudited)	Three months ended December 31		Year ended December 31
	2017	2016	2017	2016
Net (loss) income	$(5.8)	$32.5	$(10.7)	$21.0
Other comprehensive (loss) income, net of tax:
Net unrealized holding (losses) gains on investments:
Unrealized holding gains (losses)	3.4	(53.7)	69.0	27.8
Reclassification adjustments for gains realized in net income	(21.3)	(19.9)	(65.1)	(36.5)
Income tax expense (benefit)	6.9	25.8	(0.7)	3.0
Total net unrealized holding (losses) gains on investments	(11.0)	(47.8)	3.2	(5.7)
Net unrecognized benefit plan obligations:
Net actuarial loss arising during the period	(1.0)	(3.0)	(1.0)	(3.0)
Reclassification adjustments for amortization to net income:
Prior service credit	(1.4)	(1.4)	(5.5)	(5.5)
Net actuarial loss	1.9	2.3	8.0	9.4
Income tax expense (benefit)	0.3	0.7	(0.5)	(0.3)
Total net unrecognized benefit plan obligations	(0.2)	(1.4)	1.0	0.6
Other comprehensive (loss) income	(11.2)	(49.2)	4.2	(5.1)
Comprehensive (loss) income	$(17.0)	$(16.7)	$(6.5)	$15.9

STATE AUTO FINANCIAL CORPORATION AND SUBSIDIARIES

Condensed Consolidated Statement Of Stockholders' Equity
($ and shares in millions)
(unaudited)	Year Ended	Year Ended
	December 31	December 31
	2017	2016
Common shares:
Balance at beginning of year	48.6	48.1
Issuance of shares	0.6	0.5
Balance at period ended	49.2	48.6

Treasury shares:
Balance at beginning of year and year ended	(6.8)	(6.8)

Common stock:
Balance at beginning of year	$121.6	$120.4
Issuance of shares	1.4	1.2
Balance at period ended	123.0	121.6

Treasury stock:
Balance at beginning of year	$(116.5)	$(116.3)
Shares acquired on stock award exercises and vested restricted shares	(0.3)	(0.2)
Balance at period ended	(116.8)	(116.5)

Additional paid-in capital:
Balance at beginning of year	$159.9	$153.5
Issuance of common stock	8.8	6.8
Tax expense from share-based compensation	—	(3.0)
Stock awards granted	3.1	2.6
Balance at period ended	171.8	159.9

Accumulated other comprehensive income:
Balance at beginning of year	$32.5	$37.6
Change in unrealized gains on investments, net of tax	3.2	(5.7)
Change in unrecognized benefit plan obligations, net of tax	1.0	0.6
Balance at period ended	36.7	32.5

Retained earnings:
Balance at beginning of year	$693.8	$689.4
Net (loss) income	(10.7)	21.0
Cash dividends paid	(16.9)	(16.6)
Balance at period ended	666.2	693.8

Total stockholders' equity at period ended	$880.9	$891.3

STATE AUTO FINANCIAL CORPORATION AND SUBSIDIARIES

Condensed Consolidated Statements of Cash Flow
($ millions)
(unaudited)	Twelve months ended
	December 31
	2017	2016
Cash flows from operating activities:
Net (loss) income	$(10.7)	$21.0
Adjustments to reconcile net (loss) income to net cash provided by operating activities:
Depreciation and amortization, net	12.5	14.6
Share-based compensation	4.2	3.7
Net realized gain on investments	(65.1)	(36.5)
Changes in operating assets and liabilities:
Deferred policy acquisition costs	12.0	(0.7)
Accrued investment income and other assets	3.5	(4.5)
Postretirement and pension benefits	(9.0)	(28.8)
Other liabilities and due to/from affiliate, net	6.0	7.3
Reinsurance recoverable on losses and loss expenses payable and prepaid reinsurance premiums	0.2	3.0
Losses and loss expenses payable	74.0	128.6
Unearned premiums	(6.0)	1.5
Deferred tax expense (benefit) on share-based awards	—	(0.2)
Federal income taxes	46.3	4.5
Net cash provided by operating activities	67.9	113.5
Cash flows from investing activities:
Purchases of fixed maturities available-for-sale	(505.4)	(589.3)
Purchases of equity securities available-for-sale	(185.9)	(143.1)
Purchases of other invested assets	(1.4)	(1.5)
Maturities, calls and principal reductions of fixed maturities available-for-sale	233.6	240.9
Sales of fixed maturities available-for-sale	184.8	211.6
Sales of equity securities available-for-sale	252.7	153.0
Sales of other invested assets available-for-sale	1.1	0.8
Net cash used in investing activities	(20.5)	(127.6)
Cash flows from financing activities:
Proceeds from issuance of common stock	10.2	2.2
Payments to acquire treasury shares	(0.3)	(0.2)
Payment of dividends	(16.9)	(16.6)
Deferred tax expense on share-based awards	—	0.2
Proceeds from long-term debt	—	21.5
Net cash (used in) provided by financing activities	(7.0)	7.1
Net increase (decrease) in cash and cash equivalents	40.4	(7.0)
Cash and cash equivalents at beginning of period	51.1	58.1
Cash and cash equivalents at end of period	$91.5	$51.1
Supplemental disclosures:
Federal income tax refund	$(1.6)	$—
Interest paid (affiliates $0.8 and $0.8, respectively)	$5.7	$5.4

STATE AUTO FINANCIAL CORPORATION AND SUBSIDIARIES

Fixed Maturities
($ in millions, at fair value)
(unaudited)	December 31			December 31
	2017	%		2016	%
Fixed Maturities:

U.S. treasury securities and obligations of U.S. government agencies	$436.9	19.9%		$404.7	19.2%
Obligations of states and political subdivisions	525.8	24.0%		643.7	30.5%
Corporate securities	529.7	24.2%		449.6	21.3%
U.S. government agencies mortgage-backed securities	700.4	31.9%		611.3	29.0%
Total fixed maturities	$2,192.8	100.0%		$2,109.3	100.0%
Ratings Quality*
AAA	$56.0	2.6%		$62.6	3.0%
AA**	1,329.6	60.5%		1,345.7	63.8%
A	450.1	20.5%		395.4	18.7%
BBB	352.7	16.2%		294.2	14.0%
Below investment grade	4.4	0.2%		11.4	0.5%
Total fixed maturities	$2,192.8	100.0%		$2,109.3	100.0%

TIPS, at fair value	$155.8			$161.8
TIPS, at amortized cost	$146.5			$153.2

Obligations of states and political subdivisions:

By type of bond
State general obligations	$13.9	2.6%		$12.0	1.9%
Local general obligations	85.0	16.2%		100.6	15.6%
Revenue bonds	303.8	57.8%		351.5	54.6%
Pre Refunded bonds	40.2	7.6%		89.1	13.8%
Other	82.9	15.8%		90.5	14.1%
Total	$525.8	100.0%		$643.7	100.0%

Top 10 States			Top 10 States
New York	$78.1	14.9%	New York	$80.8	12.6%
Texas	53.5	10.2%	Washington	58.2	9.0%
Ohio	50.6	9.6%	Texas	56.9	8.8%
Washington	49.2	9.4%	Ohio	51.1	7.9%
Georgia	26.7	5.1%	Louisiana	39.8	6.2%
North Carolina	23.5	4.5%	Georgia	34.2	5.3%
Nevada	20.8	4.0%	North Carolina	23.8	3.7%
Maryland	18.0	3.4%	Pennsylvania	20.2	3.1%
Dist of Columbia	17.9	3.4%	Connecticut	18.2	2.8%
Louisiana	17.4	3.3%	Nevada	17.7	2.7%

Ratings Quality*
AAA	$36.6	7.0%		$47.5	7.4%
AA**	318.2	60.5%		383.2	59.5%
A	161.1	30.6%		191.8	29.8%
BBB	9.9	1.9%		21.2	3.3%
Total	$525.8	100.0%		$643.7	100.0%
*Based on ratings by nationally recognized rating agencies. All ratings exclude credit enhancements.
**The AA rating category includes securities which have been either pre-refunded or escrowed to maturity.

STATE AUTO FINANCIAL CORPORATION AND SUBSIDIARIES

Net Investment Income
($ in millions)
unaudited
	12/31/2016	3/31/2017	6/30/2017	9/30/2017	12/31/2017
Quarter to Date
Gross investment income:
Fixed maturities	$15.3	$14.6	$14.2	$14.8	$14.5
TIPS	1.1	1.2	1.7	0.6	1.6
Total fixed maturities	16.4	15.8	15.9	15.4	16.1
Equity securities	3.0	1.7	2.0	2.0	4.8
Other	1.5	1.5	1.5	1.6	1.7
Total gross investment income	20.9	19.0	19.4	19.0	22.6
Less: Investment expenses	0.3	0.3	0.3	0.3	0.3
Net investment income	$20.6	$18.7	$19.1	$18.7	$22.3

Year to Date
Gross investment income:
Fixed maturities	$59.4	$14.6	$28.8	$43.6	$58.1
TIPS	4.0	1.2	2.9	3.5	5.1
Total fixed maturities	63.4	15.8	31.7	47.1	63.2
Equity securities	7.3	1.7	3.7	5.7	10.5
Other	5.6	1.5	3.0	4.6	6.3
Total gross investment income	76.3	19.0	38.4	57.4	80.0
Less: Investment expenses	1.6	0.3	0.6	0.9	1.2
Net investment income	$74.7	$18.7	$37.8	$56.5	$78.8

	12/31/2016	3/31/2017	6/30/2017	9/30/2017	12/31/2017
TIPS, fair value	$161.8	$171.9	$170.7	$153.5	$155.8
TIPS, book value	$153.2	$162.3	$163.4	$145.5	$146.5

STATE AUTO FINANCIAL CORPORATION AND SUBSIDIARIES

Income Taxes
($ in millions)
unaudited

The following table sets forth the tax effects of temporary differences that give rise to significant portions of deferred tax assets and deferred tax liabilities at December 31, 2017 and 2016:

	December 31	December 31
	2017	2016
Deferred tax assets:
Unearned premiums not currently deductible	$25.5	$42.6
Losses and loss expenses payable discounting	11.3	19.7
Postretirement and pension benefits	13.6	26.1
Realized loss on other-than-temporary impairment	2.6	4.0
Other liabilities	9.2	16.6
Net operating loss carryforward	34.3	58.9
Tax credit carryforwards	3.7	3.3
Other	2.0	8.8
Total deferred tax assets	102.2	180.0
Deferred tax liabilities:
Deferral of policy acquisition costs	24.7	45.4
Net unrealized holding gains on investments	20.3	32.5
Total deferred tax liabilities	45.0	77.9
Net deferred federal income taxes	$57.2	$102.1

The following table sets forth the federal income tax expense components for the three and twelve months ended December 31, 2017 and 2016:

	Three months ended December 31		Year ended December 31
	2017	2016	2017	2016
Income before federal income taxes	$37.9	$33.1	$33.4	$19.2
Federal income tax expense (benefit):
Current	0.4	(0.2)	0.4	(1.7)
Deferred (A)	43.3	0.8	43.7	(0.1)
Total federal income tax expense (benefit)	43.7	0.6	44.1	(1.8)
Net (loss) income	$(5.8)	$32.5	$(10.7)	$21.0

(A) Includes $36.4 million of deferred tax expense as a result of the revaluation of our net deferred tax asset to the new corporate tax rate of 21.0% under the legislation commonly known as the Tax Cuts and Jobs Act of 2017.

STATE AUTO FINANCIAL CORPORATION AND SUBSIDIARIES

Statutory Personal Insurance Segment Results
($ in millions)
unaudited
Personal Auto	4Q 2017	4Q 2016	YTD 2017	YTD 2016

Net written premiums	$97.9	$80.6	$362.9	$333.8
Net earned premiums	89.2	83.3	340.7	330.6
Losses and LAE incurred:
Cat loss and ALAE	(0.5)	(0.1)	7.9	7.0
Non-cat loss and ALAE	60.6	63.2	237.2	243.9
Total Loss and ALAE	60.1	63.1	245.1	250.9
ULAE	5.9	5.5	21.7	20.4
Total Loss and LAE	66.0	68.6	266.8	271.3
Underwriting expenses	30.8	21.0	104.2	89.7
Net underwriting loss	$(7.6)	$(6.3)	$(30.3)	$(30.4)

Cat loss and ALAE ratio	(0.6)%	(0.1)%	2.3%	2.1%
Non-cat loss and ALAE ratio	67.9%	75.8%	69.6%	73.8%
Total Loss and ALAE ratio	67.3%	75.7%	71.9%	75.9%
ULAE ratio	6.7%	6.6%	6.4%	6.1%
Total Loss and LAE ratio	74.0%	82.3%	78.3%	82.0%
Expense ratio	31.5%	26.0%	28.7%	26.9%
Combined ratio	105.5%	108.3%	107.0%	108.9%

Homeowners	4Q 2017	4Q 2016	YTD 2017	YTD 2016

Net written premiums	$59.0	$50.7	$227.9	$223.0
Net earned premiums	56.1	56.3	220.7	226.8
Losses and LAE incurred:
Cat loss and ALAE	0.2	3.9	34.4	40.4
Non-cat loss and ALAE	15.3	17.5	89.2	84.2
Total Loss and ALAE	15.5	21.4	123.6	124.6
ULAE	3.5	3.2	14.8	15.0
Total Loss and LAE	19.0	24.6	138.4	139.6
Underwriting expenses	21.3	15.8	76.0	69.7
Net underwriting gain	$15.8	$15.9	$6.3	$17.5

Cat loss and ALAE ratio	0.3%	6.9%	15.6%	17.8%
Non-cat loss and ALAE ratio	27.3%	31.2%	40.4%	37.2%
Total Loss and ALAE ratio	27.6%	38.1%	56.0%	55.0%
ULAE ratio	6.3%	5.6%	6.7%	6.6%
Total Loss and LAE ratio	33.9%	43.7%	62.7%	61.6%
Expense ratio	36.2%	31.1%	33.4%	31.2%
Combined ratio	70.1%	74.8%	96.1%	92.8%

STATE AUTO FINANCIAL CORPORATION AND SUBSIDIARIES

Other Personal	4Q 2017	4Q 2016	YTD 2017	YTD 2016

Net written premiums	$5.2	$4.8	$18.9	$20.4
Net earned premiums	4.7	5.1	18.9	21.1
Losses and LAE incurred:
Cat loss and ALAE	—	0.3	1.1	1.1
Non-cat loss and ALAE	2.0	1.2	8.8	8.6
Total Loss and ALAE	2.0	1.5	9.9	9.7
ULAE	0.3	0.2	1.2	1.4
Total Loss and LAE	2.3	1.7	11.1	11.1
Underwriting expenses	2.2	1.6	7.1	7.4
Net underwriting gain	$0.2	$1.8	$0.7	$2.6

Cat loss and ALAE ratio	0.4%	5.0%	5.7%	5.1%
Non-cat loss and ALAE ratio	41.0%	24.1%	46.5%	41.1%
Total Loss and ALAE ratio	41.4%	29.1%	52.2%	46.2%
ULAE ratio	6.8%	6.2%	6.5%	6.8%
Total Loss and LAE ratio	48.2%	35.3%	58.7%	53.0%
Expense ratio	39.8%	36.6%	37.4%	36.8%
Combined ratio	88.0%	71.9%	96.1%	89.8%

Total Personal Insurance	4Q 2017	4Q 2016	YTD 2017	YTD 2016

Net written premiums	$162.1	$136.1	$609.7	$577.2
Net earned premiums	150.0	144.7	580.3	578.5
Losses and LAE incurred:
Cat loss and ALAE	(0.3)	4.1	43.4	48.5
Non-cat loss and ALAE	77.9	81.9	335.2	336.7
Total Loss and ALAE	77.6	86.0	378.6	385.2
ULAE	9.7	8.9	37.7	36.8
Total Loss and LAE	87.3	94.9	416.3	422.0
Underwriting expenses	54.3	38.4	187.3	166.8
Net underwriting gain (loss)	$8.4	$11.4	$(23.3)	$(10.3)

Cat loss and ALAE ratio	(0.2)%	2.8%	7.5%	8.4%
Non-cat loss and ALAE ratio	51.9%	56.6%	57.7%	58.2%
Total Loss and ALAE ratio	51.7%	59.4%	65.2%	66.6%
ULAE ratio	6.5%	6.3%	6.5%	6.3%
Total Loss and LAE ratio	58.2%	65.7%	71.7%	72.9%
Expense ratio	33.4%	28.3%	30.7%	28.9%
Combined ratio	91.6%	94.0%	102.4%	101.8%

STATE AUTO FINANCIAL CORPORATION AND SUBSIDIARIES

Statutory Commercial Insurance Segment Results
($ in millions)
unaudited
Commercial Auto	4Q 2017	4Q 2016	YTD 2017	YTD 2016

Net written premiums	$16.6	$18.2	$73.5	$79.0
Net earned premiums	18.6	20.2	76.2	88.3
Losses and LAE incurred:
Cat loss and ALAE	(0.1)	—	0.8	0.8
Non-cat loss and ALAE	10.7	14.6	44.7	70.1
Total Loss and ALAE	10.6	14.6	45.5	70.9
ULAE	1.2	1.2	4.5	4.8
Total Loss and LAE	11.8	15.8	50.0	75.7
Underwriting expenses	8.1	7.5	31.5	30.5
Net underwriting loss	$(1.3)	$(3.1)	$(5.3)	$(17.9)

Cat loss and ALAE ratio	(0.5)%	(0.1)%	1.1%	1.0%
Non-cat loss and ALAE ratio	57.4%	72.2%	58.6%	79.4%
Total Loss and ALAE ratio	56.9%	72.1%	59.7%	80.4%
ULAE ratio	6.6%	6.1%	5.9%	5.5%
Total Loss and LAE ratio	63.5%	78.2%	65.6%	85.9%
Expense ratio	49.4%	41.1%	43.0%	38.5%
Combined ratio	112.9%	119.3%	108.6%	124.4%

Small Commercial Package	4Q 2017	4Q 2016	YTD 2017	YTD 2016

Net written premiums	$30.1	$30.5	$123.8	$125.6
Net earned premiums	30.9	31.6	127.4	127.5
Losses and LAE incurred:
Cat loss and ALAE	0.4	4.4	12.4	12.9
Non-cat loss and ALAE	14.1	13.8	61.1	65.3
Total Loss and ALAE	14.5	18.2	73.5	78.2
ULAE	1.8	1.8	6.1	6.9
Total Loss and LAE	16.3	20.0	79.6	85.1
Underwriting expenses	14.8	12.8	55.7	51.3
Net underwriting loss	$(0.2)	$(1.2)	$(7.9)	$(8.9)

Cat loss and ALAE ratio	1.3%	13.9%	9.7%	10.1%
Non-cat loss and ALAE ratio	45.4%	43.7%	48.0%	51.2%
Total Loss and ALAE ratio	46.7%	57.6%	57.7%	61.3%
ULAE ratio	6.1%	5.6%	4.8%	5.3%
Total Loss and LAE ratio	52.8%	63.2%	62.5%	66.6%
Expense ratio	49.1%	41.9%	45.0%	40.8%
Combined ratio	101.9%	105.1%	107.5%	107.4%

STATE AUTO FINANCIAL CORPORATION AND SUBSIDIARIES

Middle Market Commercial	4Q 2017	4Q 2016	YTD 2017	YTD 2016

Net written premiums	$25.9	$26.3	$111.1	$108.8
Net earned premiums	27.9	27.3	109.1	110.5
Losses and LAE incurred:
Cat loss and ALAE	0.8	1.1	8.4	8.4
Non-cat loss and ALAE	12.8	9.8	50.6	61.8
Total Loss and ALAE	13.6	10.9	59.0	70.2
ULAE	1.3	1.3	4.8	6.0
Total Loss and LAE	14.9	12.2	63.8	76.2
Underwriting expenses	11.5	10.4	42.5	43.0
Net underwriting gain (loss)	$1.5	$4.7	$2.8	$(8.7)

Cat loss and ALAE ratio	3.2%	4.1%	7.7%	7.6%
Non-cat loss and ALAE ratio	45.6%	35.8%	46.4%	55.9%
Total Loss and ALAE ratio	48.8%	39.9%	54.1%	63.5%
ULAE ratio	4.7%	4.6%	4.4%	5.3%
Total Loss and LAE ratio	53.5%	44.5%	58.5%	68.8%
Expense ratio	44.3%	39.7%	38.3%	39.5%
Combined ratio	97.8%	84.2%	96.8%	108.3%

Workers' Compensation	4Q 2017	4Q 2016	YTD 2017	YTD 2016

Net written premiums	$22.0	$21.8	$88.4	$92.0
Net earned premiums	22.5	23.8	88.8	93.8
Losses and LAE incurred:
Cat loss and ALAE	—	—	—	—
Non-cat loss and ALAE	12.6	14.0	50.2	58.5
Total Loss and ALAE	12.6	14.0	50.2	58.5
ULAE	1.6	2.2	6.7	8.4
Total Loss and LAE	14.2	16.2	56.9	66.9
Underwriting expenses	7.4	6.2	28.4	26.7
Net underwriting gain	$0.9	$1.4	$3.5	$0.2

Cat loss and ALAE ratio	—%	—%	—%	—%
Non-cat loss and ALAE ratio	55.8%	58.7%	56.5%	62.3%
Total Loss and ALAE ratio	55.8%	58.7%	56.5%	62.3%
ULAE ratio	7.4%	9.4%	7.6%	9.0%
Total Loss and LAE ratio	63.2%	68.1%	64.1%	71.3%
Expense ratio	33.4%	28.4%	32.1%	29.1%
Combined ratio	96.6%	96.5%	96.2%	100.4%

STATE AUTO FINANCIAL CORPORATION AND SUBSIDIARIES

Farm & Ranch	4Q 2017	4Q 2016	YTD 2017	YTD 2016

Net written premiums	$11.1	$9.5	$42.6	$37.0
Net earned premiums	10.5	9.2	39.6	35.5
Losses and LAE incurred:
Cat loss and ALAE	0.2	(0.3)	5.1	3.5
Non-cat loss and ALAE	7.8	6.1	23.0	14.4
Total Loss and ALAE	8.0	5.8	28.1	17.9
ULAE	0.5	0.6	2.1	2.2
Total Loss and LAE	8.5	6.4	30.2	20.1
Underwriting expenses	4.8	3.7	16.3	14.1
Net underwriting (loss) gain	$(2.8)	$(0.9)	$(6.9)	$1.3

Cat loss and ALAE ratio	2.0%	(3.0)%	13.0%	9.9%
Non-cat loss and ALAE ratio	74.1%	66.2%	57.9%	40.8%
Total Loss and ALAE ratio	76.1%	63.2%	70.9%	50.7%
ULAE ratio	4.8%	6.3%	5.5%	6.0%
Total Loss and LAE ratio	80.9%	69.5%	76.4%	56.7%
Expense ratio	43.3%	38.6%	38.2%	38.1%
Combined ratio	124.2%	108.1%	114.6%	94.8%

Other Commercial	4Q 2017	4Q 2016	YTD 2017	YTD 2016

Net written premiums	$3.3	$4.2	$14.2	$17.0
Net earned premiums	3.5	4.2	14.6	17.0
Losses and LAE incurred:
Cat loss and ALAE	—	—	—	—
Non-cat loss and ALAE	2.7	1.0	2.6	6.3
Total Loss and ALAE	2.7	1.0	2.6	6.3
ULAE	0.5	0.3	1.1	1.2
Total Loss and LAE	3.2	1.3	3.7	7.5
Underwriting expenses	2.0	1.7	7.7	7.2
Net underwriting (loss) gain	$(1.7)	$1.2	$3.2	$2.3

Cat loss and ALAE ratio	—%	—%	0.1%	—%
Non-cat loss and ALAE ratio	81.9%	24.3%	18.4%	37.2%
Total Loss and ALAE ratio	81.9%	24.3%	18.5%	37.2%
ULAE ratio	11.0%	7.7%	7.0%	7.6%
Total Loss and LAE ratio	92.9%	32.0%	25.5%	44.8%
Expense ratio	61.7%	43.6%	54.4%	42.4%
Combined ratio	154.6%	75.6%	79.9%	87.2%

STATE AUTO FINANCIAL CORPORATION AND SUBSIDIARIES

Total Commercial Insurance	4Q 2017	4Q 2016	YTD 2017	YTD 2016

Net written premiums	$109.0	$110.5	$453.6	$459.4
Net earned premiums	113.9	116.3	455.7	472.6
Losses and LAE incurred:
Cat loss and ALAE	1.3	5.2	26.7	25.6
Non-cat loss and ALAE	60.7	59.3	232.2	276.4
Total Loss and ALAE	62.0	64.5	258.9	302.0
ULAE	6.9	7.4	25.3	29.5
Total Loss and LAE	68.9	71.9	284.2	331.5
Underwriting expenses	48.6	42.3	182.1	172.7
Net underwriting (loss) gain	$(3.6)	$2.1	$(10.6)	$(31.6)

Cat loss and ALAE ratio	1.2%	4.5%	5.9%	5.4%
Non-cat loss and ALAE ratio	53.3%	50.9%	50.9%	58.5%
Total Loss and ALAE ratio	54.5%	55.4%	56.8%	63.9%
ULAE ratio	6.1%	6.4%	5.6%	6.2%
Total Loss and LAE ratio	60.6%	61.8%	62.4%	70.1%
Expense ratio	44.6%	38.4%	40.2%	37.6%
Combined ratio	105.2%	100.2%	102.6%	107.7%

STATE AUTO FINANCIAL CORPORATION AND SUBSIDIARIES

Statutory Personal & Commercial Insurance Segment Results
($ in millions)
unaudited
	4Q 2017	4Q 2016	YTD 2017	YTD 2016

Net written premiums	$271.0	$246.6	$1,063.3	$1,036.6
Net earned premiums	263.9	261.0	1,036.0	1,051.1
Losses and LAE incurred:
Cat loss and ALAE	1.1	9.3	70.1	74.1
Non-cat loss and ALAE	138.4	141.2	567.4	613.1
Total Loss and ALAE	139.5	150.5	637.5	687.2
ULAE	16.7	16.3	63.0	66.3
Total Loss and LAE	156.2	166.8	700.5	753.5
Underwriting expenses	102.8	80.7	369.4	339.5
Net underwriting gain (loss)	$4.8	$13.5	$(33.9)	$(41.9)

Cat loss and ALAE ratio	0.4%	3.6%	6.8%	7.0%
Non-cat loss and ALAE ratio	52.5%	54.0%	54.7%	58.4%
Total Loss and ALAE ratio	52.9%	57.6%	61.5%	65.4%
ULAE ratio	6.3%	6.3%	6.1%	6.3%
Total Loss and LAE ratio	59.2%	63.9%	67.6%	71.7%
Expense ratio	37.9%	32.8%	34.7%	32.8%
Combined ratio	97.1%	96.7%	102.3%	104.5%

STATE AUTO FINANCIAL CORPORATION AND SUBSIDIARIES

Statutory Specialty Insurance Segment Results
($ in millions)
unaudited
E&S Property	4Q 2017	4Q 2016	YTD 2017	YTD 2016

Net written premiums	$(1.3)	$12.8	$30.1	$44.4
Net earned premiums	9.1	10.5	40.5	40.4
Losses and LAE incurred:
Cat loss and ALAE	7.3	6.5	52.6	6.9
Non-cat loss and ALAE	1.2	4.1	12.6	13.5
Total Loss and ALAE	8.5	10.6	65.2	20.4
ULAE	0.3	(0.1)	0.1	(0.4)
Total Loss and LAE	8.8	10.5	65.3	20.0
Underwriting expenses	2.4	5.2	17.4	20.1
Net underwriting (loss) gain	$(2.1)	$(5.2)	$(42.2)	$0.3

Cat loss and ALAE ratio	80.7%	61.9%	130.1%	17.0%
Non-cat loss and ALAE ratio	14.0%	38.8%	31.2%	33.5%
Total Loss and ALAE ratio	94.7%	100.7%	161.3%	50.5%
ULAE ratio	1.7%	(1.5)%	—%	(0.9)%
Total Loss and LAE ratio	96.4%	99.2%	161.3%	49.6%
Expense ratio	(180.1)%	39.7%	57.9%	45.1%
Combined ratio	(83.7)%	138.9%	219.2%	94.7%

E&S Casualty	4Q 2017	4Q 2016	YTD 2017	YTD 2016

Net written premiums	$26.7	$23.7	$110.3	$99.6
Net earned premiums	27.0	24.3	103.1	91.0
Losses and LAE incurred:
Cat loss and ALAE	(0.2)	0.1	0.1	0.1
Non-cat loss and ALAE	19.7	21.2	72.0	65.3
Total Loss and ALAE	19.5	21.3	72.1	65.4
ULAE	0.8	0.4	3.7	4.3
Total Loss and LAE	20.3	21.7	75.8	69.7
Underwriting expenses	9.7	8.6	39.2	35.5
Net underwriting loss	$(3.0)	$(6.0)	$(11.9)	$(14.2)

Cat loss and ALAE ratio	(0.7)%	0.4%	0.1%	0.1%
Non-cat loss and ALAE ratio	73.0%	87.6%	69.8%	71.8%
Total Loss and ALAE ratio	72.3%	88.0%	69.9%	71.9%
ULAE ratio	3.1%	1.7%	3.6%	4.7%
Total Loss and LAE ratio	75.4%	89.7%	73.5%	76.6%
Expense ratio	36.4%	36.1%	35.5%	35.6%
Combined ratio	111.8%	125.8%	109.0%	112.2%

STATE AUTO FINANCIAL CORPORATION AND SUBSIDIARIES

Programs	4Q 2017	4Q 2016	YTD 2017	YTD 2016

Net written premiums	$4.2	$24.0	$65.6	$112.7
Net earned premiums	18.7	28.0	95.5	109.4
Losses and LAE incurred:
Cat loss and ALAE	0.2	0.3	1.2	0.5
Non-cat loss and ALAE	13.8	22.5	71.5	94.9
Total Loss and ALAE	14.0	22.8	72.7	95.4
ULAE	1.5	0.8	5.7	5.5
Total Loss and LAE	15.5	23.6	78.4	100.9
Underwriting expenses	2.6	7.6	20.0	37.3
Net underwriting gain (loss)	$0.6	$(3.2)	$(2.9)	$(28.8)

Cat loss and ALAE ratio	1.0%	1.3%	1.2%	0.5%
Non-cat loss and ALAE ratio	73.6%	80.2%	74.9%	86.7%
Total Loss and ALAE ratio	74.6%	81.5%	76.1%	87.2%
ULAE ratio	7.8%	2.4%	5.9%	5.1%
Total Loss and LAE ratio	82.4%	83.9%	82.0%	92.3%
Expense ratio	60.7%	31.6%	30.5%	33.1%
Combined ratio	143.1%	115.5%	112.5%	125.4%

Total Specialty Insurance	4Q 2017	4Q 2016	YTD 2017	YTD 2016

Net written premiums	$29.6	$60.5	$206.0	$256.7
Net earned premiums	54.8	62.8	239.1	240.8
Losses and LAE incurred:
Cat loss and ALAE	7.3	6.9	53.9	7.5
Non-cat loss and ALAE	34.7	47.8	156.1	173.7
Total Loss and ALAE	42.0	54.7	210.0	181.2
ULAE	2.6	1.1	9.5	9.4
Total Loss and LAE	44.6	55.8	219.5	190.6
Underwriting expenses	14.7	21.4	76.6	92.9
Net underwriting loss	$(4.5)	$(14.4)	$(57.0)	$(42.7)

Cat loss and ALAE ratio	13.4%	11.1%	22.5%	3.1%
Non-cat loss and ALAE ratio	63.4%	76.1%	65.3%	72.2%
Total Loss and ALAE ratio	76.8%	87.2%	87.8%	75.3%
ULAE ratio	4.5%	1.5%	4.0%	3.9%
Total Loss and LAE ratio	81.3%	88.7%	91.8%	79.2%
Expense ratio	49.5%	35.0%	37.2%	36.2%
Combined ratio	130.8%	123.7%	129.0%	115.4%

STATE AUTO FINANCIAL CORPORATION AND SUBSIDIARIES

Statutory Insurance Segment Results
($ in millions)
unaudited
	4Q 2017	4Q 2016	YTD 2017	YTD 2016

Net written premiums	$300.7	$307.1	$1,269.3	$1,293.3
Net earned premiums	318.7	323.8	1,275.1	1,291.9
Losses and LAE incurred:
Cat loss and ALAE	8.3	16.2	124.0	81.6
Non-cat loss and ALAE	173.3	189.0	723.5	786.8
Total Loss and ALAE	181.6	205.2	847.5	868.4
ULAE	19.2	17.4	72.5	75.7
Total Loss and LAE	200.8	222.6	920.0	944.1
Underwriting expenses	117.6	102.1	446.0	432.4
Net underwriting gain (loss)	$0.3	$(0.9)	$(90.9)	$(84.6)

Cat loss and ALAE ratio	2.6%	5.0%	9.7%	6.3%
Non-cat loss and ALAE ratio	54.4%	58.4%	56.8%	60.9%
Total Loss and ALAE ratio	57.0%	63.4%	66.5%	67.2%
ULAE ratio	6.0%	5.3%	5.7%	5.9%
Total Loss and LAE ratio	63.0%	68.7%	72.2%	73.1%
Expense ratio	39.1%	33.2%	35.1%	33.4%
Combined ratio	102.1%	101.9%	107.3%	106.5%
The following table provides a reconciliation of our statutory underwriting results to GAAP consolidated income before federal income taxes for the fourth quarters and years ended December 31, 2017 and 2016:

($ millions)	4Q 2017	4Q 2016	YTD 2017	YTD 2016
Segment income (loss) before federal income taxes:
Insurance segments:
Personal insurance SAP underwriting gain (loss)	$8.4	$11.4	$(23.3)	$(10.3)
Commercial insurance SAP underwriting (loss) gain	(3.6)	2.1	(10.6)	(31.6)
Specialty insurance SAP underwriting loss	(4.5)	(14.4)	(57.0)	(42.7)
Total insurance segments	0.3	(0.9)	(90.9)	(84.6)
Investment operations segment:
Net investment income	22.3	20.6	78.8	74.7
Net realized capital gains	21.3	19.9	65.1	36.5
Total investment operations segment	43.6	40.5	143.9	111.2
All other segments income	0.4	0.1	0.6	0.4
Reconciling items:
GAAP adjustments	(3.4)	(3.8)	(10.2)	2.0
Interest expense on corporate debt	(1.5)	(1.4)	(5.9)	(5.5)
Corporate expenses	(1.5)	(1.4)	(4.1)	(4.3)
Total reconciling items	(6.4)	(6.6)	(20.2)	(7.8)
Total consolidated income before federal income taxes	$37.9	$33.1	$33.4	$19.2

STATE AUTO FINANCIAL CORPORATION AND SUBSIDIARIES

Quarterly Development of Prior Accident Years Ultimate Liability
($ in millions)
unaudited
	12/31/2016	3/31/2017	6/30/2017	9/30/2017	12/31/2017
	Redundancy /(Deficiency)
Non-cat loss and ALAE:
Personal Insurance Segment:
Personal Auto	$0.6	$0.6	$1.2	$0.5	$2.1
Homeowners	(0.4)	(2.8)	0.9	—	0.4
Other Personal	0.2	(0.1)	(2.0)	(0.4)	1.1
Personal Insurance Segment	0.4	(2.3)	0.1	0.1	3.6

Commercial Insurance Segment:
Commercial Auto	1.5	1.5	1.6	2.6	3.3
Small Commercial Package	2.0	2.0	2.9	2.9	3.5
Middle Market Commercial	1.5	(1.0)	6.4	0.8	2.1
Workers' Compensation	2.2	1.9	2.8	2.2	2.0
Farm & Ranch	0.6	—	0.8	0.2	(0.2)
Other Commercial	0.9	3.2	1.1	1.2	0.2
Commercial Insurance Segment	8.7	7.6	15.6	9.9	10.9

Total Personal & Commercial Insurance Segments	9.1	5.3	15.7	10.0	14.5

Specialty Insurance Segment:
E&S Property	(0.8)	(0.4)	(1.2)	(1.4)	—
E&S Casualty	(1.2)	0.2	0.1	0.8	(1.5)
Programs	(0.9)	(0.3)	0.2	(0.6)	(0.1)
Specialty Insurance Segment	(2.9)	(0.5)	(0.9)	(1.2)	(1.6)

Cat Loss and ALAE	0.1	2.2	(0.6)	0.2	0.2
ULAE	0.1	2.7	1.5	0.2	(1.1)
Total	$6.4	$9.7	$15.7	$9.2	$12.0